Exhibit 24

                                POWER OF ATTORNEY
                       REMINGTON PRODUCTS COMPANY, L.L.C.


                  KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Alexander R. Castaldi, Allen S. Lipson and Kris J. Kelley and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to Remington Products Company, L.L.C. and Remington Capital Corp., to sign the Annual Report on Form 10-K of Remington Products Company, L.L.C. and Remington Capital Corp. for the fiscal year ended December 31, 1997, and any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney has been signed as of the ____ day of March, 1998, by the following persons:


/s/ Neil P. DeFeo
-----------------------------------             --------------------------
Neil P. DeFeo,                                  Victor K. Kiam, II,
Chief Executive Officer, President and Director Chairman and Director

/s/ Victor K. Kiam, III                           /s/Robert L. Rosner
-----------------------------------             --------------------------
Victor K. Kiam, III,                            Robert L. Rosner,
Director                                        Director

/s/ Norman W. Alpert                              /s/Kevin Mundt
-----------------------------------             --------------------------
Norman W. Alpert,                               Kevin Mundt,
Director                                        Director

/s/Arthur J. Nagle                                /s/Daniel S. O'Connell
-----------------------------------             --------------------------
Arthur J. Nagle,                                Daniel S. O'Connell,
Director                                        Director

/s/William B. Connell                             /s/Kris J. Kelley
-----------------------------------             --------------------------
William B. Connell,                             Kris J. Kelley,
Director                                        Vice President and Controller

/s/Alexander R. Castaldi
-----------------------------------
Alexander R. Castaldi,
Executive Vice President and Chief Financial Officer



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